Exhibit 10.54

EXECUTION COPY

AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT

Amendment No. 1 dated as of January 10, 2005 (this “Amendment”) to the Amended and Restated Credit Agreement dated as of July 30, 2004 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”), among United Industries Corporation, as borrower (the “Borrower”), the financial institutions party thereto (the “Lenders”), Citigroup Global Markets Inc., as syndication agent, JPMorgan Chase Bank, as documentation agent, and Bank of America, N.A., as administrative agent for the Lenders (the “Administrative Agent”), collateral agent for the First Lien Lenders, Swing Line Lender and L/C Issuer, and Bank of America, N.A., as collateral agent for the Second Lien Lenders.  Capitalized terms not otherwise defined in this Amendment shall have the same meanings as specified therefor in the Credit Agreement.

PRELIMINARY STATEMENTS

(1)                                  The Borrower has requested that the Lender Parties agree to amend the Credit Agreement in order to permit the Borrower to merge with UIC Holdings LLC, an entity through which the THL Entities hold their respective interests in the Borrower, with the Borrower as the surviving entity.

(2)                                  The Lender Parties have indicated their willingness to agree to so amend the Credit Agreement on the terms and subject to the satisfaction of the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and in the Loan Documents, the parties hereto hereby agree as follows:

SECTION 1.  Amendment.  Section 7.03 of the Credit Agreement is hereby amended, as of the Amendment No. 1 Effective Date (as defined in Section 2 below) by:  (a) deleting the word “and” at the end of subsection (g) thereof; (b) deleting the period at the end of subsection (h) thereof and replacing it with “; and”; and (c) adding a new subsection (i) immediately following subsection (h) to read as follows:

“(i)                               the Borrower may merge with UIC Holdings LLC, so long as the Borrower is the surviving entity.”.

SECTION 2.  Conditions Precedent to the Effectiveness of This Amendment.  This Amendment shall become effective as of the first date (the “Amendment No. 1 Effective Date”) on which (i) the Administrative Agent shall have received counterparts of (A) this Amendment executed by the Borrower and the Required Lenders and (B) the Consent attached hereto, executed by each other Loan Party, and (ii) all of the accrued reasonable fees and expenses of the Administrative Agent (including the accrued fees and expenses of counsel for the Administrative Agent) that are then due and payable pursuant to Section 10.05 of the Credit Agreement and for which an invoice has been presented to the Borrower shall have been paid in full.

SECTION 3.  Representations and Warranties.  The Borrower hereby represents and warrants that:

(a)                                  the representations and warranties contained in each of the Loan Documents shall be true and correct in all material respects on and as of the Amendment No. 1 Effective Date, after giving effect to this Amendment, as though made on and as of such date, except for any such representation or warranty that, by its terms, refers to a specific date other than the Amendment No. 1 Effective Date, in which case as of such specific date; and

(b)                                 no event shall have occurred and be continuing or shall result from the effectiveness of this Amendment that constitutes a Default.

SECTION 4.  Reference to and Effect on the Loan Documents.  (a) On and after the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by this Amendment.

(b)                                 The Credit Agreement, the Notes and each of the other Loan Documents, as amended and otherwise modified by the amendments specifically provided above in Section 1, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any of the Secured Parties or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 5.  Costs and Expenses.  The Borrower hereby agrees to pay, upon demand, all of the reasonable costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and expenses of counsel for the Agents) in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and all of the agreements, instruments and other documents delivered or to be delivered in connection herewith, all in accordance with the terms of Section 10.05 of the Credit Agreement.

SECTION 6.  Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

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SECTION 7.  Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, thereunto duly authorized, as of the date first written above.

UNITED INDUSTRIES CORPORATION,
as Borrower

By
Name:
Title:

BANK OF AMERICA, N.A.,
as Administrative Agent

By
Name:
Title:

THE LENDER PARTIES

BANK OF AMERICA, N.A.,
as a Lender, Swing Line Lender and L/C Issuer

By
Name:
Title:

[Type or print name of Lender]

By
Name:
Title: